CONSOLIDATED BALANCE SHEET
AT SEPTEMBER 30 OF 2003 AND 2002
(Thousands of Pesos)

REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	TOTAL ASSETS	30,501,845	100	30,433,364	100

2	CURRENT ASSETS	8,889,324	29	8,915,287	29
3	CASH AND SHORT-TERM INVESTMENTS	1,226,040	4	1,446,898	5
4	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	2,364,102	8	2,212,391	7
5	OTHER ACCOUNTS AND DOCUMENTS RECEIVABLE	1,502,576	5	1,484,209	5
6	INVENTORIES	3,796,606	12	3,771,789	12
7	OTHER CURRENT ASSETS	-	-	-	-
8	LONG-TERM	734,418	2	590,138	2
9	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	734,418	2	590,138	2
10	INVESTMENT IN SHARES OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATED	-	-	-	-
11	OTHER INVESTMENTS	-	-	-	-
12	PROPERTY, PLANT AND EQUIPMENT	18,964,732	62	19,144,944	63
13	PROPERTY	13,889,076	46	14,010,633	46
14	MACHINERY AND INDUSTRIAL EQUIPMENT (NET)	26,445,512	87	26,608,492	87
15	OTHER EQUIPMENT	-	-	-	-
16	ACCUMULATED DEPRECIATION	22,596,907	74	22,256,656	73
17	CONSTRUCTION IN PROGRESS	1,227,051	4	782,475	3
18	DEFERRED ASSETS (NET)	1,913,371	6	1,782,995	6
19	OTHER ASSETS	-	-	-	-

20	TOTAL LIABILITIES	21,991,083	100	21,317,050	100
21	CURRENT LIABILITIES	9,869,981	45		-
22	SUPPLIERS	2,039,661	9	9,811,776	46
23	BANK LOANS	4,631,767	21	2,595,821	12
24	STOCK MARKET LOANS	650,160	3	4,660,864	22
25	TAXES TO BE PAID	247,043	1	586,195	3
26	OTHER CURRENT LIABILITIES	2,301,350	10	-	-
27	LONG-TERM LIABILITIES	10,261,249	47	1,968,896	9
28	BANK LOANS	3,629,336	17	9,377,288	44
29	STOCK MARKET LOANS	6,631,913	30	7,827,256	37
30	OTHER LOANS	-	-	1,550,032	7
31	DEFERRED LOANS	397,087	2	590,150	3
32	OTHER LIABILITIES	1,462,766	7	1,537,836	7

33	CONSOLIDATED STOCK HOLDERS' EQUITY	8,510,762	100	9,116,314	100
34	MINORITY INTEREST	2,742,534	32	2,837,951	31
35	MAJORITY INTEREST	5,768,228	68	6,278,363	69
36	CONTRIBUTED CAPITAL	7,296,946	86	7,282,013	80
37	PAID-IN CAPITAL STOCK (NOMINAL)	324,000	4	324,000	4
38	RESTATEMENT OF PAID-IN CAPITAL STOCK	6,021,419	71	6,021,419	66
39	PREMIUM ON SALES OF SHARES	951,527	11	936,594	10
40	CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	-	-	-	-
41	CAPITAL INCREASE (DECREASE)	(1,528,718)	(18)	(1,003,650)	(11)
42	RETAINED EARNINGS AND CAPITAL RESERVE	15,623,881	184	18,509,324	203
43	REPURCHASE FUND OF SHARES	2,514,000	30	-	-
44	EXCESS (SHORTFALL) IN RESTATEMENT OF HOLDER'S EQUITY	(19,277,272)	(227)	(19,600,867)	(215)
45	NET INCOME FOR THE YEAR	(389,327)	(5)	87,893	1

CONSOLIDATED BALANCE SHEET
BREAK DOWN OF MAIN CONCEPTS
(Thousands of Pesos)

REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
3	CASH AND SHORT-TERM INVESTMENTS	1,226,040	100	1,446,899	100
46	CASH	386,356	32	415,621	29
47	SHORT-TERM INVESTMENTS	839,684	68	1,031,278	71

18	DEFERRED ASSETS (NET)	1,913,371	100	1,782,996	100
48	AMORTIZED OR REDEEMED EXPENSES	1,111,780	58	1,006,190	56
49	GOODWILL	801,591	42	776,806	44
50	DEFERRED TAXES	-	-	-	-
51	OTHERS	-	-	-	-

21	CURRENT LIABILITIES	9,869,981	100	9,811,776	100
52	FOREIGN CURRENCY LIABILITIES	7,084,509	72	7,286,469	74
53	MEXICAN PESOS LIABILITIES	2,785,472	28	2,525,307	26

24	STOCK MARKET LOANS	650,160	100	586,195	100
54	COMMERCIAL PAPER	650,160	100	586,195	100
55	CURRENT MATURITIES OF MEDIUM TERM NOTES	-	-	-	-
56	CURRENT MATURITIES OF BONDS	-	-	-	-

26	OTHER CURRENT LIABILITIES	2,301,350	100	1,968,896	100
57	OTHER CURRENT LIABILITIES WITH COST	-	-	-	-
58	OTHER CURRENT LIABILITIES WITHOUT COST	2,301,350	100	1,968,896	100

27	LONG-TERM LIABILITIES	10,261,249	100	9,377,288	100
59	FOREIGN CURRENCY LIABILITIES	3,883,457	42	5,634,252	87
60	MEXICAN PESOS LIABILITIES	6,377,792	58	3,743,036	13

29	STOCK MARKET LOANS	6,631,913	100	1,550,032	100
61	BONDS	-	-	-	-
62	MEDIUM TERM NOTES	6,631,913	100	1,550,032	100

30	OTHER LOANS	-	100	-	100
63	OTHER LOANS WITH COST	-	-	-	-
64	OTHER LOANS WITHOUT COST	-	-	-	-

31	DEFERRED LOANS	397,087	100	590,150	100
65	NEGATIVE GOODWILL	-	-	-	-
66	DEFERRED TAXES	397,087	100	590,150	100
67	OTHERS	-	-	-	-

32	OTHER LIABILITIES	1,462,766	100	1,537,836	100
68	RESERVES	1,338,832	92	1,384,678	90
69	OTHERS LIABILITIES	123,934	8	153,158	10

44	EXCESS (SHORTFALL) IN RESTATEMENT OF STOCK HOLDERS' EQUITY	(19,277,272)	100	(19,600,867)	100
70	ACCUMULATED INCOME DUE TO MONETARY POSITION	-	-	-	-
71	INCOME FROM NON-MONETARY POSITION ASSETS	(19,277,272)	100	(19,600,867)	100

CONSOLIDATED BALANCE SHEET
OTHER CONCEPTS
(Thousands of Pesos)

REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
72	WORKING CAPITAL	(980,657)	(896,489)
73	PENSIONS FUND AND SENIORITY PREMIUMS	418,195	434,859
74	EXECUTIVES (*)	337	321
75	EMPLOYERS (*)	5,424	5,748
76	WORKERS (*)	19,834	22,202
77	CIRCULATION SHARES (*)	300,646,810	300,646,810
78	REPURCHASED SHARES (*)	23,353,190	23,353,190

CONSOLIDATED INCOME STATEMENT
FROM JANUARY THE 1ST TO SEPTEMBER 30 OF 2003 AND 2002
(Thousands of Pesos)

REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	18,376,495	100	18,785,025	100
2	COST OF SALES	13,366,044	73	13,174,920	70
3	GROSS INCOME	5,010,451	27	5,610,105	30
4	OPERATING EXPENSES	3,640,052	20	3,812,940	20
5	OPERATING INCOME	1,370,399	7	1,797,165	10
6	TOTAL FINANCING COST	1,471,517	8	1,985,349	11
7	INCOME AFTER FINANCING COST	(101,118)	(1)	(188,184)	(1)
8	OTHER FINANCIAL OPERATIONS	40,487	0	(53,641)	0
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	(141,605)	(1)	(134,543)	(1)
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	107,070	1	(440,141)	(2)
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	(248,675)	(1)	305,598	2
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	0	-	0
13	CONSOLIDATED NET INCOME OF CONTINUOUS	(248,675)	(1)	305,598	2
14	INCOME OF DISCONTINUOUS OPERATIONS	-	0	120,961	1
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(248,675)	(1)	184,637	1
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	0	-	0
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	0	-	0
18	NET CONSOLIDATED INCOME	(248,675)	(1)	184,637	1
19	NET INCOME OF MINORITY INTEREST	140,652		96,744
20	NET INCOME OF MAJORITY INTEREST	(389,327)		87,893

CONSOLIDATED INCOME STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)

REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	18,376,495	100	18,785,025	100
21	DOMESTIC	13,533,206	74	13,950,130	74
22	FOREIGN	4,843,289	26	4,834,895	26
23	TRANSLATED INTO DOLLARS (***)	443,127	2	453,199	2

6	TOTAL FINANCING COST	1,471,517	100	1,985,349	100
24	INTEREST PAID	1,372,455	93	1,158,936	58
25	EXCHANGE LOSSES	573,862	39	1,369,471	69
26	INTEREST EARNED	138,750	9	47,712	2
27	EXCHANGE PROFITS	-	0	-	0
28	GAIN DUE TO MONETARY POSITION	(336,050)	(23)	(495,346)	(25)

8	OTHER FINANCIAL OPERATIONS	40,487	100	(53,641)	100
29	OTHER NET EXPENSES (INCOME) NET	40,487	100	(53,641)	100
30	(PROFIT) LOSS ON SALE OF OWN SHARES	-	0	-	0
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS	-	0	-	0

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	107,070	100	(440,141)	100
32	INCOME TAX	308,149	288	270,752	(62)
33	DEFERRED INCOME TAX	(259,472)	(242)	(787,402)	179
34	WORKERS' PROFIT SHARING	57,384	54	75,438	(17)
35	DEFERRED WORKERS' PROFIT SHARING	1,009	1	1,071	0

CONSOLIDATED INCOME STATEMENT
OTHER CONCEPTS
(Thousands of Pesos)

REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
36	TOTAL SALES	21,932,597	21,896,223
37	NET INCOME OF THE YEAR	-	-
38	NET SALES (**)	24,590,235	25,124,125
39	OPERATION INCOME (**)	1,654,745	2,215,820
40	NET INCOME OF MAJORITY INTEREST (**)	(498,115)	333,836
41	NET CONSOLIDATED INCOME (**)	(310,783)	585,217

(**) THE RESTATED INFORMATION ON THE LAST TWELVE MONTHS SHOULD BE USED

CONSOLIDATED INCOME STATEMENT
Third Quarter Results
(Thousands of Pesos)

REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,385,058	100	6,474,726	100
2	COST OF SALES	4,585,327	72	4,602,629	71
3	GROSS INCOME	1,799,731	28	1,872,097	29
4	OPERATING EXPENSES	1,235,934	19	1,299,433	20
5	OPERATING INCOME	563,797	9	572,664	9
6	TOTAL FINANCING COST	809,861	13	491,554	8
7	INCOME AFTER FINANCING COST	(246,064)	(4)	81,110	1
8	OTHER FINANCIAL OPERATIONS	(23,980)	(0)	(319,767)	(5)
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	(222,084)	(3)	400,877	6
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	(84,856)	(1)	4,986	0
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	(137,228)	(2)	395,891	6
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	-	-	-
13	CONSOLIDATED NET INCOME OF CONTINUOUS	(137,228)	(2)	395,891	6
14	INCOME OF DISCONTINUOUS OPERATIONS	-	-	-	-
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(137,228)	(2)	395,891	6
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	-	-	-
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	-	-	-
18	NET CONSOLIDATED INCOME	(137,228)	(2)	395,891	6
19	NET INCOME OF MINORITY INTEREST	25,546	0	4,391	0
20	NET INCOME OF MAJORITY INTEREST	(162,774)	(3)	391,500	6

REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
1	NET SALES	6,385,058	6,474,726
21	DOMESTIC	4,670,665	4,813,081
22	FOREIGN	1,714,393	1,661,645
23	TRANSLATED INTO DOLLARS	156,311	153,902

6	TOTAL FINANCING COST
24	INTEREST PAID	460,362	369,032
25	EXCHANGE LOSSES	467,179	258,176
26	INTEREST EARNED	62,312	21,797
27	EXCHANGE PROFITS
28	GAIN DUE TO MONETARY POSITION	(55,368)	(113,857)

8	OTHER FINANCIAL OPERATIONS	(23,980)	(319,767)
29	OTHER NET EXPENSES (INCOME) NET	(23,980)	(319,767)
30	(PROFIT) LOSS ON SALE OF OWN SHARES
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	(84,856)	4,986
32	INCOME TAX	115,009	81,767
33	DEFERRED INCOME TAX	(218,982)	(102,864)
34	WORKERS' PROFIT SHARING	18,782	25,746
35	DEFERRED WORKERS' PROFIT SHARING	335	337

CONSOLIDATED CASH FLOW STATEMENT
FROM JANUARY THE 1ST TO SEPTEMBER 30 OF 2003 AND 2002
(Thousands of Pesos)

REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
1	CONSOLIDATED NET INCOME	(248,675)	184,637
2	+(-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING CASH	1,376,893	762,775
3	CASH FLOW FROM NET INCOME OF THE YEAR	1,128,218	947,412
4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(520,675)	(805,579)
5	CASH GENERATED (USED) IN OPERATING ACTIVITIES	607,543	141,833
6	CASH FLOW FROM EXTERNAL FINANCING	(42,236)	(320,754)
7	CASH FLOW FROM INTERNAL FINANCING	(235,244)	(354,955)
8	CASH FLOW GENERATED (USED) BY FINANCING	(277,480)	(675,709)
9	CASH FLOW GENERATED (USED) IN INVESTMENT ACTIVITIES	(1,431,568)	849,968
10	NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	(1,101,505)	316,092
11	CASH AND SHORT-TERM INVESTMENTS AT THE BEGINNING OF PERIOD	2,327,545	1,130,806
12	CASH AND SHORT-TERM INVESTMENTS AT THE END OF PERIOD	1,226,040	1,446,898

CONSOLIDATED CASH FLOW STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)

REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
2	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE	1,376,893	762,775
13	DEPRECIATION AND AMORTIZATION FOR THE YEAR	1,377,700	1,465,067
14	+ (-) NET INCREASE (DECREASE) IN PENSIONS FUND AND SENIORITY PREMIUMS	166,132	137,646
15	+ (-) NET LOSS (PROFIT) IN MONEY EXCHANGE	-	-
16	+ (-) NET LOSS (PROFIT) IN ASSETS AND LIABILITIES ACTUALIZATION	-	-
40	+ (-) OTHER ITEMS	(166,939)	(839,938)

4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(520,675)	(805,579)
18	+ (-) DECREASE (INCREASE) IN ACCOUNT RECEIVABLE	(261,503)	(399,990)
19	+ (-) DECREASE (INCREASE) IN INVENTORIES	139,641	(335,546)
20	+ (-) DECREASE (INCREASE) IN OTHER ACCOUNT RECEIVABLE	(394,982)	(205,021)
21	+ (-) INCREASE (DECREASE) IN SUPPLIER ACCOUNT	(317,342)	(36,769)
22	+ (-) INCREASE (DECREASE) IN OTHER LIABILITIES	313,511	171,747

6	CASH FLOW FROM EXTERNAL FINANCING	(42,236)	(320,754)
23	+ SHORT-TERM BANK AND STOCK MARKET FINANCING	1,291,343	3,144,504
24	+ LONG-TERM BANK AND STOCK MARKET FINANCING	4,010,907	2,007,973
25	+ DIVIDEND RECEIVED
26	+ OTHER FINANCING	-	(43,026)
27	(-) BANK FINANCING AMORTIZATION	(5,344,486)	(5,430,205)
28	(-) STOCK MARKET AMORTIZATION	-	-
29	(-) OTHER FINANCING AMORTIZATION	-	-

7	CASH FLOW FROM INTERNAL FINANCING	(235,244)	(354,955)
30	+ (-) INCREASE (DECREASE) IN CAPITAL STOCKS	-	-
31	(-) DIVIDENDS PAID	(235,244)	(354,955)
32	+ PREMIUM ON SALE OF SHARES	-	-
33	+ CONTRIBUTION FOR FUTURE CAPITAL INCREASES	-	-

9	CASH FLOW GENERATED (UTILIZED) IN INVESTMENT ACTIVITIES	(1,431,568)	849,968
34	+ (-) DECREASE (INCREASE) IN STOCK INVESTMENTS OF A PERMANENT NATURE	-	-
35	(-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT	(1,254,562)	(693,736)
36	(-) INCREASE IN CONSTRUCTIONS IN PROGRESS	-	-
37	+ SALE OF OTHER PERMANENT INVESTMENTS	-	(5,811)
38	+ SALE OF TANGIBLE FIXED ASSETS	36,873	78,594
39	+ (-) OTHER ITEMS	(213,879)	1,470,921

RATIOS
CONSOLIDATED

REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
	YIELD
1	NET INCOME TO NET SALES	(1.35)%		0.98%
2	NET INCOME TO STOCK HOLDERS' EQUITY (**)	(8.64)%		5.32%
3	NET INCOME TO TOTAL ASSETS (**)	(1.02)%		1.92%
4	CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME	0.00%		0.00%
5	INCOME DUE TO MONETARY POSITION TO NET INCOME	(135.14)%		268.28%

	ACTIVITY
6	NET SALES TO NET ASSETS (**)	0.81	times	0.83	times
7	NET SALES TO FIXED ASSETS (**)	1.30	times	1.31	times
8	INVENTORIES ROTATION (**)	4.69	times	4.66	times
9	ACCOUNTS RECEIVABLE IN DAYS OF SALES	30	days	28	days
10	PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)	11.77%		10.57%

	LEVERAGE
11	TOTAL LIABILITIES TO TOTAL ASSETS	72.10%		70.05%
12	TOTAL LIABILITIES TO STOCK HOLDERS' EQUITY	2.58	times	2.34	times
13	FOREIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES	49.87%		60.61%
14	LONG-TERM LIABILITIES TO FIXED ASSETS	54.11%		48.98%
15	OPERATING INCOME TO INTEREST PAID	1.00	times	1.55	times
16	NET SALES TO TOTAL LIABILITIES (**)	1.12	times	1.18	times

	LIQUIDITY
17	CURRENT ASSETS TO CURRENT LIABILITIES	0.90	times	0.91	times
18	CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES	0.52	times	0.52	times
19	CURRENTS ASSETS TO TOTAL LIABILITIES	0.40	times	0.42	times
20	AVAILABLE ASSETS TO CURRENT LIABILITIES	12.42%		14.75%

	CASH FLOW
21	CASH FLOW FROM NET INCOME TO NET SALES	6.14%		5.04%
22	CASH FLOW FROM CHANGES IN WORKING CAPITAL TO NET SALES	(2.83)%		(4.29)%
23	CASH GENERATED (USED) IN OPERATING TO INTEREST PAID	0.44	times	0.12	times
24	EXTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	15.22%		47.47%
25	INTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	84.78%		52.53%
26	ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO CASH GENERATED (USED) IN INVESTMENT ACTIVITIES	87.64%		(81.62)%

(**) IN THESE RATIOS FOR THE DATA TAKE INTO CONSIDERATION THE LAST TWELVE MONTHS

DATA PER SHARE

REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount		Amount
1	BASIC PROFIT PER ORDINARY SHARE (**)	(1.66)		1.11
2	BASIC PROFIT PER PREFERENT SHARE (**)	-		-
3	DILUTED PROFIT PER ORDINARY SHARE (**)	-		-
4	CONTINUOUS OPERATING PROFIT PER COMMON SHARE(**)	(103.37)		2 12.09
5	EFFECT OF DISCONTINUOUS OPERATING ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	-		(17.44)
6	EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	-		-
7	EFFECT BY CHANGES IN ACCOUNTING POLICIES ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	-		-
8	CARRYING VALUE PER SHARE	19.19		20.88
9	CASH DIVIDEND ACCUMULATED PER SHARE	$0.36		$0.25
10	DIVIDEND IN SHARES PER SHARE	-	acciones	-	acciones
11	MARKET PRICE TO CARRYING VALUE	0.45	veces	0.41	veces
12	MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE (**)	(5.20)	veces	7.79	veces
13	MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)	-	veces	-	veces

FINANCIAL STATEMENTS NOTES

C40: INCLUDES MAINLY DEFERRED TAXES FOR $(258,462) IN 2003 AND $(786,330) IN 2002, (PROFIT) LOSS IN SALE OF ASSETS FOR $78,786 IN 2003 AND $370,368 IN 2002, AMORTIZATION OF COST OF DEBT ISSUANCE FOR $ 46,706 IN 2003 AND $44,978 IN 2002 AND GAIN ON SALE OF SUBSIDIARIES FOR ($33,969) IN 2003 AND $(468,954) IN 2002.

C20: INCLUDES VARIATION IN ASSETS AND LIABILITIES OF DISCOUNTED OPERATIONS FOR $171,922.

C26: REPRESENTS FINANCING ACTIVITIES OF DISCOUNTED OPERATIONS IN 2002.

C37: REPRESENTS INVESTMENTS FROM DISCOUNTED OPERATIONS IN 2002.

C39: MAINLY INCLUDES AN INVESTMENT IN A LONG-TERM ACCOUNTS RECEIVABLE ACCOUNT FOR $(270,674) IN 2003 RELATIVELY TO THE SYNDICATED FLAT GLASS CREDIT, INCOME FROM SALES OF SUBSIDIARIES FOR $188,490 IN 2003 AND $1,515,310 IN 2002 AND INVESTMENT IN DIFFERED CHARGES FOR $(131,695) IN 2003 AND $(44,389) IN 2002.

R08: MAINLY INCLUDES A LOSS AND WRITE-OFF OF FIXED ASSETS FOR $78,786 IN 2003 AND $370,368 IN 2002, RESTRUCTURING CHARGES FOR $54,673 IN 2003 AND $48,919 IN 2002, A GAIN IN SALES OF SUBSIDIARIES FOR $(33,969) IN 2003 AND $(468,954) IN 2002, A GAIN ON YANKEE BONDS REPURCAHSE FOR $21,130 IN 2003, ACCUMULATIVE INCOME FOR TAX RECOVER DE A SUBSIDIARY FOR $(25,456).

T08: MAINLY INCLUDES A LOSS AND WRITE-OFF OF FIXED ASSETS FOR $21,414 IN 2003 AND $44,559 IN 2002, RESTRUCTURING CHARGES FOR $21,569 IN 2003 AND $24,015 IN 2002, A GAIN IN SALES OF SUBSIDIARIES FOR $(33,969) IN 2003 AND $(402,015) IN 2002, A GAIN ON YANKEE BONDS REPURCAHSE FOR $9,108 IN 2003, ACCUMULATIVE INCOME FOR TAX RECOVER DE A SUBSIDIARY FOR $(25,456).

SHARE OWNERSHIP

COMPANY NAME	MAIN ACTIVITIES	NUMBER OF SHARES	OWNERSHIP	TOTAL AMOUNT (Thousands of Pesos)
SUBSIDIARIES				ACQUISITION COST	PRESENT VALUE
VITRO ENVASES DE NORTEAMERICA S.A. DE C.V.	ENVASES DE VIDRIO	1,384,617,828	100	1,384,618	1,384,618
PLASTICOS BOSCO SA DE CV	ARTICULOS DE PLASTICO	2,816,542	100	63,053	63,053
VITRO PLAN SA DE CV	SUB-TENEDORA	31,830,500	65	31,830	31,830
VITRO CORPORATIVO SA DE CV	PRESTACION DE SERVICIOS	741,955,513	100	741,956	741,956
VITROCRISA HOLDING S DE RL DE CV	SUB-TENEDORA	52,020,456	51	52,020	52,020
AEROEMPRESARIAL SA DE CV	PRESTACION DE SERVICIOS AEREOS	79,467,267	100	79,467	79,467
VITRO AMERICAN NATIONAL CAN SA DE CV	FAB. DE LATAS DE ALUMINIO	105,672,290	50	105,672	105,672
SERVICIOS LEGALES Y VALORES SA DE CV	PRESTACION DE SERVICIOS	54,997	100	55	55
FOMENTO INMOBILIARIO Y DE LA CONSTRUCCION SA DE C	INMOBILIARIA	470,997,088	100	470,997	470,997
INMOBILIARIA DE LA SUERTE SA DE CV	ARRENDADORA DE INMUEBLES	34,999	100	42	42
FABRICACION DE CUBIERTOS SA DE CV	FAB. DE CUBIERTOS	30,412,485	100	30,412	30,412
CRISA LIBBEY SA DE CV	COMERCIALIZADORA	25,500	51	26	26
SERVICIOS Y OPERACIONES FINANCIERAS VITRO SA DE C	PRESTACION DE SERVICIOS	345,459,243	100	345,459	345,459
METALURGIA ORIENTAL SA DE CV	SUB-TENEDORA	25,321,041	100	25,321	25,321
MANUFACTURAS ENSAMBLAJES Y FUNDICIONES S DE RL DE	BIENES DE CAPITAL Y HERRAMIENTAS	118,763,806	100	118,764	118,764
VITRO H20 DE MEXICO S DE RL DE CV	ARTICULOS PARA TRATAMIENTO DE AGUA	2,244,018	51	2,244	2,244
VITROSA, AG	SUB-TENEDORA	362,939,184	100	365,437	365,437
OTRAS SUBSIDIARIAS (4) (NO. DE SUBS.:)		31,830,500	65	31,830	0
Total Inversiones en Subsidiarias				3,814,567	3,782,737

CREDITS BREAKDOWN
(Thousands of Pesos)

				Denominated in Pesos		AMORTIZATION OF CREDITS IN FOREIGN CURRENCY
CREDIT / TYPE / INSTITUTION	AMORT. DATE	RATE OF INT.	UNTIL 1 YEAR	MORE THAN 1 YEAR	CURRENT YEAR	UNTIL 1 YEAR	UNTIL 2 YEARS	UNTIL 3 YEARS	UNTIL 4 YEARS	UNTIL 5 YEARS
BANKS
FOREIGN TRADE
HSBC BANK	21/08/2006	3.13	0	0	0	66080	66080	66080	0	0
CITIBANK N.A.	21/08/2006	3.13	0	0	0	99120	99120	99120	0	0
BANCOMEXT	21/08/2006	3.13	0	0	0	110133	110133	110133	0	0
ABN AMRO BANK, N.V.	21/08/2006	3.13	0	0	0	66080	66080	66080	0	0
BANCO NACIONAL DE MEXICO, S.A.	21/08/2006	3.13	0	0	0	66080	66080	66080	0	0
BANK OF MONTREAL	21/08/2006	3.13	0	0	0	44053	44053	44053	0	0
BANCA NAZIONALE DE LAVORO	21/08/2006	3.13	0	0	0	22027	22027	22027	0	0
CHASE BANK OF TEXAS	21/08/2006	3.13	0	0	0	22027	22027	22027	0	0
CREDIT SUISSE FIRST BOSTON	21/08/2006	3.13	0	0	0	22027	22027	22027	0	0
HYPO VEREISBANK	28/02/2006	1.97	0	0	0	5056	5056	5056	0	0
HYPO VEREISBANK	30/05/2008	2.35	0	0	0	8018	8018	8018	0	0
COMERICA BANK	10/06/2008	3.14	0	0	0	11013	11013	11013	0	0
CALIFORNIA COMMERCE BANK	05/12/2003	3.89	0	0	0	330399	0	0	0	0
COMERICA BANK	24/02/2004	2.67	0	0	0	22027	0	0	0	0
ABN AMRO BANK, N.V.	12/12/2003	2.50	0	0	123349	0	0	0	0	0
TORONTO DOMINION BANK	05/01/2008	1.08	0	0	0	6234	6234	6234	0	0
HYPO VEREISBANK	25/07/2007	1.88	0	0	0	2863	2863	2863	0	0
BANCO NACIONAL DE MEXICO, S.A.	31/08/2004	3.37	0	0	0	330399	0	0	0	0
CITIBANK N.A.	29/06/2005	3.60	0	0	0	72688	72688	0	0	0
BANK OF MONTREAL	05/06/2004	3.94	0	0	0	44053	0	0	0	0
COMERICA BANK	05/06/2004	3.94	0	0	0	44053	0	0	0	0
EXPORT DEVELOPMENT CO.	05/06/2004	3.94	0	0	0	22027	0	0	0	0
HYPO VEREISBANK	27/12/2004	3.46	0	0	0	2544	1267	0	0	0

UNSECURED DEBT

CITIBANK N.A.	3/26/2004	3.43	0	0	27533	0	0	0	0	0
CITIBANK N.A.	11/7/2003	3.4925	0	0	33040	0	0	0	0	0
CITIBANK N.A.	11/28/2003	3.46375	0	0	11013	0	0	0	0	0
CITIBANK N.A.	12/10/2003	3.32	0	0	10683	0	0	0	0	0
CITIBANK N.A.	3/10/2004	3.42875	0	0	5507	0	0	0	0	0
BBVA BANCOMER	10/23/2003	3.52	0	0	44053	0	0	0	0	0
CITIBANK N.A.	12/10/2003	3.32	0	0	27533	0	0	0	0	0
CITIBANK N.A.	2/4/2004	3.46	0	0	27533	0	0	0	0	0
COMERICA BANK	11/25/2003	2.89	0	0	33040	0	0	0	0	0
SCOTIABANK	10/8/2003	3.89	0	0	66080	0	0	0	0	0
BBVA BANCOMER	10/23/2003	3.27	0	0	55067	0	0	0	0	0
INBURSA	10/10/2003	7.5	0	0	44053	0	0	0	0	0
CITIBANK N.A.	12/19/2003	3.36	0	0	33040	0	0	0	0	0
CITIBANK N.A.	3/12/2004	3.42875	0	0	44053	0	0	0	0	0
CITIBANK N.A.	11/19/2003	3.44	0	0	27533	0	0	0	0	0
CITIBANK N.A.	11/28/2003	3.46375	0	0	44053	0	0	0	0	0
CITIBANK N.A.	2/13/2004	3.44	0	0	44053	0	0	0	0	0
CITIBANK N.A.	12/10/2003	3.32	0	0	49560	0	0	0	0	0
CITIBANK N.A.	10/20/2003	3.57	0	0	38547	0	0	0	0	0
CITIBANK N.A.	2/9/2004	3.43	0	0	22027	0	0	0	0	0
CITIBANK N.A.	7/1/2004	3.37	0	0	33040	0	0	0	0	0
BBVA BANCOMER	10/23/2003	3.52	0	0	5507	0	0	0	0	0
CITIBANK N.A.	3/10/2004	3.42875	0	0	16520	0	0	0	0	0
CITIBANK N.A.	3/12/2004	3.42875	0	0	5507	0	0	0	0	0
CITIBANK N.A.	12/1/2003	2.9225	0	0	184	0	0	0	0	0
LLOYDS BANK	12/1/2003	2.875	0	0	2317	0	0	0	0	0
DRESDNER BANK	12/1/2003	2.8725	0	0	6333	0	0	0	0	0
DRESDNER BANK	10/1/2003	3	0	0	9272	0	0	0	0	0
SCOTIABANK	9/1/2006	4.36	0	0	0	0	0	82245	0	0
SCOTIABANK	12/1/2003	3.05	0	0	15573	0	0	0	0	0
BANCO COMERCIAL PORTUGUES	6/5/2005	4	0	0	0	0	543	0	0	0
BANCO PORTUGUES DE INVESTIMIENTO	5/9/2004	4	0	0	474	0	0	0	0	0
BANCO PORTUGUES DE INVESTIMIENTO	7/25/2006	4	0	0	0	0	0	1319	0	0
BANCO ESPIRITU SANTO	11/30/2005	3.125	0	0	0	0	0	189	0	0
BANCO ESPIRITU SANTO	2/16/2006	4.5	0	0	0	0	0	440	0	0
BANCO PORTUGUES DE INVESTIMIENTO	9/15/2004	4.5	0	0	231	0	0	0	0	0
BANCO ESPIRITU SANTO	3/20/2004	4.5	0	0	77	0	0	0	0	0
BANCO COMERCIAL PORTUGUES	12/25/2005	4.5	0	0	0	0	0	790	0	0
BANCO PORTUGUES DE INVESTIMIENTO	3/15/2006	4	0	0	0	0	0	6050	0	0
BANCO COMERCIAL PORTUGUES	12/25/2005	4	0	0	0	0	0	248	0	0
BANCO COMERCIAL PORTUGUES	6/7/2005	4	0	0	0	0	396	0	0	0
BANCO PORTUGUES DE INVESTIMIENTO	11/25/2003	4	0	0	3844	0	0	0	0	0
BANCO ATLANTICO	1/7/2004	4	0	0	12830	0	0	0	0	0
BANCO PORTUGUES DE INVESTIMIENTO	7/30/2008	4	0	0	0	0	0	0	0	12619
BANCO PORTUGUES DE INVESTIMIENTO	7/30/2003	4	0	0	1531	0	0	0	0	0
BANCO HERRERO	9/13/2003	3	0	0	4	0	0	0	0	0
CAJA DUERO	10/25/2003	2.75	0	0	2244	0	0	0	0	0
BANCO BILBAO VIZCAYA	11/22/2003	3	0	0	8986	0	0	0	0	0
BANCO PASTOR	11/26/2003	3.1	0	0	7553	0	0	0	0	0
BANCO DE CASTILLA	4/5/2004	3	0	0	901	0	0	0	0	0
BANESTO	4/29/2004	2.9	0	0	3861	0	0	0	0	0
LA CAIXA	6/17/2004	3	0	0	3652	0	0	0	0	0
BCO. POPULAR ESPANOL	6/21/2004	3	0	0	4999	0	0	0	0	0
CAJA MADRID	6/21/2004	2.9	0	0	7278	0	0	0	0	0
BANKINTER	6/26/2004	2.8	0	0	3888	0	0	0	0	0
BCO.ZARAGOZANO	7/28/2004	2.75	0	0	1840	0	0	0	0	0
CAIXA NOVA	7/28/2004	2.75	0	0	7135	0	0	0	0	0
CAJA ESPANA	7/28/2004	3	0	0	7594	0	0	0	0	0
CAJA DUERO	6/20/2006	2.75	0	0	0	4292	0	0	0	0
CAJA MADRID	10/25/2007	2.75	0	0	0	5291	0	0	0	0
CAJA ESPANA	6/17/2008	3	0	0	0	1931	0	0	0	0
BANESTO	7/15/2008	3	0	0	0	6502	0	0	0	0
BANCO DE CASTILLA	6/25/2007	3.45	0	0	0	505	0	0	0	0
CAIXANOVA	11/6/2003	4.5	0	0	11553	0	0	0	0	0
CITIBANK N.A.	3/27/2006	3.055	0	0	0	5507	0	0	0	0
COMERICA BANK	3/27/2006	3.055	0	0	0	101873	0	0	0	0
BANCOMEXT	3/27/2006	3.055	0	0	0	55067	99120	55067	0	0
WACHOVIA	3/27/2006	3.055	0	0	0	41300	0	0	0	0
CAIXANOVA	3/27/2006	3.055	0	0	0	16520	0	0	0	0
CITIBANK N.A.	3/27/2008	3.43	0	0	0	1652	0	0	0	0
COMERICA BANK	3/27/2008	3.43	0	0	0	14452	0	0	0	0
BANCOMEXT	3/27/2008	3.43	0	0	0	11013	33040	55067	77093	44053
CAIXANOVA	3/27/2008	3.43	0	0	0	2753	0	0	0	0
BANK OF MONTREAL	3/27/2008	3.43	0	0	0	5507	0	0	0	0
BANAMEX	3/27/2007	6.99	58057	309635	0	0	0	0	0	0
COMERICA BANK	3/27/2007	6.99	19500	104000	0	0	0	0	0	0
BANCOMEXT	3/27/2007	6.99	16588	88467	0	0	0	0	0	0
CITIBANK N.A.	12/1/2003	3.49	0	0	109032	0	0	0	0	0
BBVA BANCOMER	10/23/2003	3.27	0	0	44053	0	0	0	0	0
BBVA BANCOMER	10/23/2003	3.27	0	0	49560	0	0	0	0	0
BBVA BANCOMER	10/23/2003	3.27	0	0	115640	0	0	0	0	0
CITIBANK N.A.	12/3/2003	3.43	0	0	220266	0	0	0	0	0
BANORTE	2/11/2004	4.69	0	0	53965	0	0	0	0	0
BANK OF AMERICA	10/1/2003	5	0	0	20925	0	0	0	0	0
BANCO BOGOTA	11/10/2003	13.38	0	0	0	24513	0	0	0	0
BANCO BOGOTA	11/26/2003	13.38	0	0	4249	0	0	0	0	0
BANCO BOGOTA	12/26/2003	20	0	0	320	0	0	0	0	0
BANCO BOGOTA	11/27/2003	13.38	0	0	2344	0	0	0	0	0
BANCO BOGOTA	11/4/2003	13.38	0	0	2344	0	0	0	0	0
BANCO BOGOTA	4/15/2004	20	0	0	336	0	0	0	0	0
BANCO BOGOTA	11/12/2003	13.38	0	0	2344	0	0	0	0	0
BANCO BOGOTA	11/4/2003	13.38	0	0	2139	0	0	0	0	0
CITIBANK N.A.	10/10/2003	3.37	0	0	36344	0	0	0	0	0
BANORTE	12/9/2003	4.63	0	0	55067	0	0	0	0	0
BANORTE	12/8/2003	4.14	0	0	33040	0	0	0	0	0
CITIBANK N.A.	2/9/2004	3.43	0	0	22027	0	0	0	0	0
BBVA BANCOMER	10/23/2003	3.52	0	0	16520	0	0	0	0	0
CITIBANK N.A.	10/1/2003	3.6725	0	0	302866	0	0	0	0	0
CITIBANK N.A.	10/17/2003	3.61	0	0	55067	0	0	0	0	0
IXE	10/22/2003	7.25	100000	0	0	0	0	0	0	0
INBURSA	10/10/2003	7.5	0	0	66080	0	0	0	0	0
INBURSA	10/10/2003	7.5	0	0	110133	0	0	0	0	0
INBURSA	10/10/2003	7.5	0	0	110133	0	0	0	0	0

WITH WARRANTY

SANTANDER-SERFIN	1/31/2006	8.75	20151	38470	0	0	0	0	0	0
SANTANDER-SERFIN	1/31/2006	8.75	4636	17755	0	0	0	0	0	0
HSBC BANK	10/22/2003	6.96	17603	0	0	0	0	0	0	0
SCOTIABANK	2/1/2005	3.14	0	0	0	0	96088	0	0	0
CTIBANK	9/1/2006	3.39	0	0	0	0	0	5507	0	0
CTIBANK	10/1/2003	2.9235	0	0	0	0	0	6608	0	0
BANCO NACIONAL DE MEXICO, S.A.	9/4/2006	3.445	0	0	0	5507	5507	5507	0	0
BANCO NACIONAL DE MEXICO, S.A.	9/4/2006	3.445	0	0	0	22027	22027	22027	0	0
BANCO NACIONAL DE MEXICO, S.A.	9/4/2006	3.445	0	0	0	50694	50694	50694	0	0
BANCO NACIONAL DE MEXICO, S.A.	9/4/2006	3.445	0	0	0	7346	7346	7346	0	0
CONACYD	10/13/2005	3.3892	5581	8398	0	0	0	0	0	0
BANCO PASTOR	2/28/2008	4.13	0	0	0	3560	3560	3560	3560	1843
BANCO DE CASTILLA	4/5/2008	5.25	0	0	0	3080	3080	3080	3080	3144
SANTANDER-SERFIN	1/31/2006	8.75	16726	23611	0	0	0	0	0	0
HSBC BANK	12/23/2004	4.18	0	0	0	132160	66080	0	0	0

Total Banks			258,842	590,336	2,430,872	1,942,053	1,399,264	1,158,684	295,157	185,895

				Denominated in Pesos		AMORTIZATION OF CREDITS IN FOREIGN CURRENCY
CREDIT / TYPE / INSTITUTION	AMORT. DATE	RATE OF INT.	UNTIL 1 YEAR	MORE THAN 1 YEAR	CURRENT YEAR	UNTIL 1 YEAR	UNTIL 2 YEARS	UNTIL 3 YEARS	UNTIL 4 YEARS	UNTIL 5 YEARS
Listed in the Mexican Stock Exchange
UNSECURED DEBT
PUBLICO	3/22/2004	8.75	0	0	132160	0	0	0	0	0
PUBLICO	3/23/2004	9.35	0	118805	0	0	0	0	0	0
PUBLICO	3/24/2004	9.48	0	418744	0	0	0	0	0	0
PUBLICO	3/25/2004	8.58	0	547247	0	0	0	0	0	0
PUBLICO	3/26/2004	11.95	0	360000	0	0	0	0	0	0
PUBLICO	3/27/2004	9.83	0	1000000	0	0	0	0	0	0
PUBLICO	3/28/2004	9.6	0	1140000	0	0	0	0	0	0
PUBLICO	3/29/2004	9.48	50000	0	0	0	0	0	0	0
PUBLICO	3/30/2004	7.35	26000	0	0	0	0	0	0	0
PUBLICO	3/31/2004	7.46	132000	0	0	0	0	0	0	0
PUBLICO	4/1/2004	11.375	0	2202660	0	0	0	0	161807	0
CREDIT SUISSE FIRST BOSTON	4/2/2004	11.5	0	0	0	0	0	0	0	682650
OBSA	4/3/2004	8.43	310000	0	0	0	0	0	0	0

Total Stock Exchange			518,000	5,787,456	132,160	-	-	-	161,807	682,650

				Denominated in Pesos		AMORTIZATION OF CREDITS IN FOREIGN CURRENCY
CREDIT / TYPE / INSTITUTION	AMORT. DATE	RATE OF INT.	UNTIL 1 YEAR	MORE THAN 1 YEAR	CURRENT YEAR	UNTIL 1 YEAR	UNTIL 2 YEARS	UNTIL 3 YEARS	UNTIL 4 YEARS	UNTIL 5 YEARS
SUPPLIERS
PEMEX GAS Y PETROQUIMICA BAS			37,169	-	-	-	-	-	-	-
O. ENRIQUE HINOJOSA PENA AGE			26,887	-	-	-	-	-	-	-
EMPAQUES DE CARTON TITAN, S.			25,012	-	-	-	-	-	-	-
E. HINOJOSA CALZADO LTD			23,466	-	-	-	-	-	-	-
CARTONPACK, S.A. DE C.V.			22,673	-	-	-	-	-	-	-
GAS INDUSTRIAL DE MONTERREY,			21,023	-	-	-	-	-	-	-
PRAXAIR MEXICO, S.A. DE C.V.			20,961	-	-	-	-	-	-	-
IBM DE MEXICO, COM. Y SERVIC			18,857	-	-	-	-	-	-	-
TRACTEBEL ENERGIA DE MONTERR			18,165	-	-	-	-	-	-	-
EDS DE MEXICO, S. A. DE C. V			18,103	-	-	-	-	-	-	-
MATERIAS PRIMAS DE LAMPAZOS			17,086	-	-	-	-	-	-	-
MATERIAS PRIMAS MONTERREY, S			15,699	-	-	-	-	-	-	-
COMERCIALIZADORA VITRO FIBRA			15,389	-	-	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			15,215	-	-	-	-	-	-	-
WEYERHAEUSER DE MEXICO, S.A.			14,856	-	-	-	-	-	-	-
ENVASES UNIVERSALES DE MEXIC			14,842	-	-	-	-	-	-	-
FERROSUR, S.A. DE C.V.			13,764	-	-	-	-	-	-	-
INGENIERIA EN EMPAQUE ARVISA			13,645	-	-	-	-	-	-	-
LUZ Y FUERZA DEL CENTRO			12,767	-	-	-	-	-	-	-
TFM S.A DE C.V.			12,425	-	-	-	-	-	-	-
AGENCIA ADUANAL RICARDO DESC			11,386	-	-	-	-	-	-	-
FABRICAS MONTERREY, S.A. DE			10,946	-	-	-	-	-	-	-
RTS EMPAQUES S. DE RL. DE C.			10,592	-	-	-	-	-	-	-
MAQUINADOS MARFER, S.A. DE C			8,039	-	-	-	-	-	-	-
CARTON Y PAPEL DEL HUAJUCO,			7,982	-	-	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			7,771	-	-	-	-	-	-	-
MCKINSEY & COMPANY INC. MEXI			7,671	-	-	-	-	-	-	-
DOW QUIMICA MEXICANA, S.A. D			7,660	-	-	-	-	-	-	-
AMERICAN NATURAL SODA ASH CO			-	-	100,252	-	-	-	-	-
PILKINGTON BROTHER LTD			-	-	54,078	-	-	-	-	-
SOLUTIA, INC.			-	-	52,758	-	-	-	-	-
UNION PACIFIC RAILROAD CO.			-	-	37,715	-	-	-	-	-
ALCAN ALUMINUM CORPORATION			-	-	35,660	-	-	-	-	-
ARCO ALUMINUM, INC.			-	-	33,160	-	-	-	-	-
MONOFRAX INC.			-	-	27,492	-	-	-	-	-
AFG INDUSTRIES INC.			-	-	15,604	-	-	-	-	-
CERAMICA ANDINA C.A.			-	-	14,741	-	-	-	-	-
ATOFINA CHEMICALS, INC.			-	-	14,240	-	-	-	-	-
TECHINT COMPAGNIA TECNICA IN			-	-	13,558	-	-	-	-	-
PHILLIPS 66 COMPANY			-	-	12,320	-	-	-	-	-
LIBBEY OWENS FORD CO.			-	-	10,725	-	-	-	-	-
LIBBEY GLASS INC			-	-	10,317	-	-	-	-	-
U.S. BORAX			-	-	9,930	-	-	-	-	-
FORD MOTOR COMPANY			-	-	9,225	-	-	-	-	-
LAMTEC CORPORATION			-	-	9,130	-	-	-	-	-
CAPALUX INC			-	-	7,838	-	-	-	-	-
Otros			357,690	-	-	-	-	-	-	-
Total Suppliers			807,741	-	1,231,920	-	-	-	-	-

INTEGRATION AND INCOME CALCULATION BY MONETARY POSITION
(Thousands of Pesos)

MONTH	MONETARY ASSETS	MONETARY LIABILITIES	(ASSET) LIABILITIES MONETARY POSITION	MONTHLY INFLATION	MONTHLY (PROFIT) AND LOSS
ENERO	5,582,597	18,671,553	13,088,956	0.5	65,197
FEBRERO	5,417,717	18,904,667	13,486,950	0.16	21,975
MARZO	6,157,973	19,980,830	13,822,857	0.56	76,786
ABRIL	6,825,591	20,546,068	13,720,477	0.23	32,200
MAYO	6,342,446	19,864,306	13,521,861	0.04	5,342
JUNIO	5,758,460	20,839,507	15,081,048	0.53	79,183
JULIO	5,665,219	20,787,904	15,122,685	-0.01	-1,503
AGOSTO	5,517,463	20,638,838	15,121,375	-0.01	-978
SEPTIEMBRE	5,389,142	20,811,017	15,421,874	0.38	57,854
T O T A L					336,050